UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32404	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S. 4250 West, Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 560-3983

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	PTE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Salary Increase

On December 20, 2021, the Board of Directors (the “Board”) of PolarityTE, Inc. (the “Company”) approved an increase in the annual base salary of the executive officers listed below under their respective employment agreements, which will be effective on January 1, 2022.

Name	Title	Annual Salary beginning 01/01/2022

Richard Hague	Chief Executive Officer and President	$450,000
Jacob Patterson	Chief Financial Officer	$275,000

2021 Bonus Compensation

On December 20, 2021, the Board approved cash bonuses for the executive officers listed below pertaining to service during the year ending December 31, 2021:

Name	Title	Cash Bonus

Richard Hague	Chief Executive Officer and President	$275,000
Jacob Patterson	Chief Financial Officer	$156,000
Cameron Hoyler	General Counsel, Secretary, EVP Corporate Development & Strategy, Compliance Officer Chief	$210,000

The Board approved equity bonus compensation for the executive officers listed below pertaining to service during the year ending December 31, 2021, with a grant date of December 23, 2021:

Name	Title	Restricted Stock Units

Richard Hague	Chief Executive Officer and President	375,000
Jacob Patterson	Chief Financial Officer	200,000
Cameron Hoyler	General Counsel, Secretary, EVP Corporate Development & Strategy, Compliance Officer Chief	275,000

The restricted stock units (RSUs) are granted under the Company’s 2020 Stock Option and Incentive Plan and 2017 Equity Incentive Plan. The restricted stock units vest one-third on December 27, 2021, one-third on the six-month anniversary of the grant date, and one-third on the 12-month anniversary of the grant date. The RSUs will cease to vest on date of termination of employment, except that unvested RSUs will accelerate and vest in full upon the occurrence of a fundamental transaction (as defined in the officer’s employment agreement), termination of service by the Company without “cause” (as defined in the officer’s employment agreement), or termination by the officer for “good reason” (as defined in the officer’s employment agreement).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: December 23, 2021	/s/ Jacob Patterson
Jacob Patterson
Chief Financial Officer